                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 16, 1998




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)


            Virginia                    0-25762                  54-1719855
            --------                    -------                  ----------
(State or other jurisdiction of       (Commission              (IRS Employer
          incorporation)              File Number)           Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                 23060
--------------------------------------------------                 -----
   (Address of principal executive offices)                      (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.          OTHER EVENTS.

          The October 1998 monthly Certificateholder's Statements to investors were distributed November 16, 1998.


ITEM 7 (C).      EXHIBITS

          The following are filed as exhibits to this Report under Exhibit 20:

          1.   October Performance Summary

          2. Series 1993-1 Class A and Class B Certificateholder's Statements for the month of October 1998.

          3. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of October 1998.

          4. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of October 1998.

          5. Series 1994-A Certificateholders' Statement for the month of October 1998.

          6. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of October 1998.

          7. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of October 1998.

          8. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of October 1998.

          9. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of October 1998.

          10. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of October 1998.

          11. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of October 1998.

          12. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of October 1998.

          13. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of October 1998.

          14. Series 1998-2 Class A and Class B Certificateholder's Statements for the month of October 1998.

          15. Series 1998-3 Class A and Class B Certificateholder's Statement for the month of October 1998.

          16.  Trust Excess Spread Analysis





                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                      CAPITAL ONE MASTER TRUST

                                      By:   CAPITAL ONE BANK
                                            Servicer


                                      By:   /s/ David M. Willey
                                            --------------------------
                                            David M. Willey
                                            Senior Vice President and Treasurer
     Date:  November 16, 1998

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                          -------------------------



                                   EXHIBITS

                                      TO

                                   FORM 8-K




                            CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                              SEQUENTIALLY
EXHIBIT                                                                       NUMBERED
NUMBER      EXHIBITS                                                          PAGE
-------     --------                                                          ----

   1        October Performance Summary                                           07

   2        Series 1993-1 Class A and Class B Certificate-
            holder's Statements for the month of October 1998                     09

   3        Series 1993-4 Class A and Class B Certificate-
            holder's Statements for the month of October 1998                     11

   4        Series 1994-3 Class A and Class B Certificate-
            holder's Statements for the month of October 1998                     13

   5        Series 1994-A Certificateholder's Statement for
            the month of October 1998                                             15

   6        Series 1995-1 Class A and Class B Certificate-
            holder's Statements for the month of October 1998                     16

   7        Series 1995-3 Class A and Class B Certificate-
            holder's Statements for the month of October 1998                     18

   8        Series 1996-1 Class A and Class B Certificate-
            holder's Statements for the month of October 1998                     20

   9        Series 1996-2 Class A and Class B Certificate-
            holder's Statements for the month of October 1998                     22

   10       Series 1996-3 Class A and Class B Certificate-
            holder's Statements for the month of October 1998                     24


   11       Series 1997-1 Class A and Class B Certificate-
            holder's Statements for the month of October 1998                     26


   12       Series 1997-2 Class A and Class B Certificate-
            holder's Statements for the month of October 1998                     28

   13       Series 1998-1 Class A and Class B Certificate-
            holder's Statements for the month of October 1998                     31


   14       Series 1998-2 Class A and Class B Certificate-
            holder's Statements for the month of October 1998                     34

   15       Series 1998-3 Class A and Class B Certificate-
            holder's Statements for the month of October 1998                     37


   16       Trust Excess Spread Analysis                                          40